MFS(R) INTERNATIONAL VALUE FUND

                      Supplement to the Current Prospectus


Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Manager

The fund's portfolio manager is Barnaby Wiener, a Senior Vice President of the adviser. Mr. Wiener has been a portfolio manager of the fund since 2003 and has been employed in the investment management area of the adviser since 1998.



                The date of this Supplement is November 1, 2004.